File No. 811-10451

  As filed with the Securities and Exchange Commission on October 31, 2001


                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-2

         |X|      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                  ACT OF 1940


                            BQT Subsidiary Inc.
             (Exact Name of Registrant as Specified in Charter)

                            100 Bellevue Parkway
                         Wilmington, Delaware 19809
            (Address of Principal Executive Offices) (Zip Code)

                               (888) 825-2257
            (Registrant's Telephone Number, including Area Code)


                      Ralph L. Schlosstein, President
                            BQT Subsidiary Inc.
                              345 Park Avenue
                          New York, New York 10154
                  (Name and Address of Agent for Service)


                           ----------------------



                                 Copies to:
                           Richard T. Prins, Esq.
                  Skadden, Arps, Slate, Meagher & Flom LLP
                             Four Times Square
                       New York, New York 10036-6522


                           ----------------------




                                        BQT Subsidiary Inc.

                                            Form N-2
                                       Cross Reference Sheet



      Part A
     Item No.                                Caption                          Prospectus Caption
     --------                                -------                          ------------------

        1.          Cover Page............................................... Not Applicable
        2.          Inside Front and Outside Back Cover Page................. Not Applicable
        3.          Fee Table and Synopsis................................... Fee Table and Synopsis;
                                                                              Expense Information
        4.          Financial Highlights..................................... Not Applicable
        5.          Plan of Distribution..................................... Not Applicable
        6.          Selling Shareholders..................................... Not Applicable
        7.          Use of Proceeds.......................................... Not Applicable
        8.          General Description of the Registrant.................... General Description of the
                                                                              Registrant; General;
                                                                              Investment Objectives and
                                                                              Policies; Risk Factors
        9.          Management............................................... Management; General
                                                                              Description of the Registrant;
                                                                              General
       10.          Capital Stock, Long-Term Debt, and Other                  Capital Stock, Long-Term
                    Securities............................................... Debt and Other Securities;
                                                                              Capital Stock; General
                                                                              Description of the Registrant;
                                                                              General; Taxes; Outstanding
                                                                              Securities;
       11.          Defaults and Arrears on Senior Securities................ Not Applicable
       12.          Legal Proceedings........................................ Not Applicable
       13.          Table of Contents of Statement of Additional
                    Information.............................................. Not Applicable






                                                                             Statement of
      Part B                                                                 Additional Infor-
     Item No.                                                                mation Caption
     --------                                                                -----------------

       14.          Cover Page.............................................. Not Applicable
       15.          Table of Contents....................................... Not Applicable
       16.          General Information and History......................... General Description of the
                                                                             Registrant; General
       17.          Investment Objective and Policies....................... Not Applicable
       18.          Management.............................................. Management
       19.          Control Persons and Principal Holders of
                    Securities.............................................. Control Persons
       20.          Investment Advisory and Other Services.................. Management
       21.          Brokerage Allocation and Other Practices................ Not Applicable
       22.          Tax Status.............................................. Tax Status; Taxation of the
                                                                             Fund
       23.          Financial Statements.................................... Not Applicable



 Part C
Item No.
--------

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.




                                   PART A

Item 1.           Cover Page

         Not Applicable.

Item 2.           Inside Front and Outside Back Cover Page

         Not Applicable.

Item 3.           Fee Table and Synopsis

         1.  Expense Information

         Annual Expenses
         ---------------

              Management Fees....................................     0.60 %
              Interest Payments on Borrowed Funds................     1.50 %
              Other Expenses.....................................     0.28 %
              Total Annual Expenses..............................     2.38 %

---------------------------------------------------------------------------------------------------------------------
                            Example                               1 year         3 years      5 years     10 years
---------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000
investment, assuming a 5% annual return:                          $ 24           $ 74         $ 127       $ 272
---------------------------------------------------------------------------------------------------------------------


The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in BQT Subsidiary Inc. (the "Fund") will bear directly or indirectly.

"Other Expenses" are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

         2.  Not Applicable.

         3.  Not Applicable.

Item 4.           Financial Highlights

         Not Applicable.

Item 5.           Plan of Distribution

         Not Applicable.

Item 6.           Selling Shareholders

         Not Applicable.

Item 7.           Use of Proceeds

         Not Applicable.

Item 8.           General Description of the Registrant


8.1. General. The Fund was incorporated under the laws of the State of Maryland on February 16, 2000 and is a diversified closed-end management investment company. The Fund was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Investment Quality Term Trust Inc., incorporated under the laws of the State of Maryland on January 22, 1992 (the "BQT Trust").

8.2.  Investment Objective and Policies.
      ---------------------------------

                     INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to manage a portfolio of fixed income securities that will assist its parent company, BQT Trust, in returning $10 per share (the initial public offering price per share of BQT Trust) to investors on or about December 31, 2004 while providing high monthly income. No assurance can be given that the Fund's investment objective will be achieved.

         The Fund will seek to achieve high monthly income by investing primarily in (i) Mortgage- related securities and other securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
(ii) Mortgage-related and asset-backed securities rated AAA by S&P or Aaa by Moody's or, with respect to up to 20% of the Fund's assets, determined by the Advisor to be of equivalent credit quality and (iii) corporate debt securities rated at the time of investment no lower than the fourth highest rating category by either S&P or Moody's, and by actively managing its assets in relation to market conditions, interest rate changes and the remaining term of the Fund. The Fund will seek to assist BQT Trust in returning $10 per share to investors on or about December 31, 2004 by preserving capital through active management of its portfolio, investing in fixed income securities that have a final or expected maturity on or about the termination date of the Fund and through retaining income from zero coupon securities of municipal issuers.

         BlackRock Advisors, Inc. (the "Advisor") will manage the Fund's assets so as to cause the dollar-weighted average maturity of the assets to shorten over time as the remaining term of the Fund decreases.

         If the Fund realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Fund may be unable to assist BQT Trust in distributing to its stockholders at the end of the Fund's term an amount equal to $10 for each share then outstanding. Securities rated "BBB" are considered to have a greater risk of capital loss than securities rated in higher rating categories. However, the Advisor believes that it will be able to manage the Fund's assets so that the Fund will not realize capital 1osses which are not offset by capital gains over the life of the Fund on the disposition of its other assets. In addition, the Fund expects to retain accrued income on zero coupon securities of municipal issuers in its portfolio and net income earned on any other municipal securities in which it may invest. See "Municipal Securities." Such retained income will serve to increase the net asset value of the Fund and a portion of such retained income will be available to offset capital losses, if any. Although neither the Advisor nor the Fund can guarantee these results, their achievement should enable the Fund to assist BQT Trust in having available for distribution to its stockholders, on or about December 31, 2004, $10 for each share then outstanding.

         Corporate debt securities providing for payment of and interest and principal are issued by corporate entities with maturities ranging from one month to thirty years or more. These securities typically have fixed or variable interest rates and a fixed maturity, which may be subject to redemption provisions. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

         Mortgage-related securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related securities may include: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-related securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-related securities without a government guarantee but usually having some form of private credit enhancement. See "Mortgage Related and Asset-Backed Securities".

         Asset-backed securities have structural characteristics similar to Mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. In the future, the Fund may purchase asset-backed securities if cost and yield considerations are favorable. See "Mortgage Related and Asset-Backed Securities"

         The Fund may also invest in various derivative mortgage-related securities, such as CMO residuals and stripped mortgage-backed securities, as well as other municipal securities and up to 10% of its assets in securities of non-U.S. issuers. In no event will the aggregate of stripped mortgage-backed securities and CMO residuals exceed 20% of the Fund's assets. See "Mortgage Related And Asset-Backed Securities--CMO Residuals" and "--Stripped Mortgage-Backed Securities", "Municipal Securities" and "Other Investment Practices--Eurodollar Instruments and Non-U.S. Securities."

         Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities may be created by separating the interest and principal components of securities (i) issued or guaranteed by the U.S. government or one of its agencies and instrumentalities or (ii) issued or guaranteed by municipal issuers or (iii) issued by private corporate issuers. In addition, they may be issued directly by private corporate or tax exempt issuers. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest. See "Zero Coupon Securities".

         In addition, the Fund may utilize certain options, futures contracts, interest rate swaps and related transactions for hedging purposes. Subject to applicable law, the Fund may invest up to 10% of its assets in money market funds if the Advisor determines that the return from or liquidity of such investments justifies the duplication of investment advisory fees and expenses paid to such money fund. For purposes of enhancing liquidity and/or preserving capital, on a temporary defensive basis, the Fund may invest without limit in securities issued by the U.S. government or its agencies and instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers' acceptances. The Fund may also invest in municipal securities, other debt obligations of corporate issuers, such as commercial paper and interest-bearing savings accounts of banks having assets greater than $1 billion and which are members of the Federal Deposit Insurance Corporation. The Fund does not intend, under normal circumstances, to invest more than 5% of its assets in any particular type of security other than corporate debt securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities (including derivatives), and related repurchase agreements and hedging instruments and, in the later years of the Fund, zero coupon securities of municipal issuers and asset-backed securities.

         Under normal market conditions, all of the Fund's assets will be invested in (i) mortgage- related securities and other securities issued or guaranteed by the U.S. government or its agencies and instrumentalities
(ii) mortgage-related and asset-backed securities rated AAA by S&P or Aaa by Moody's or, with respect to up to 20% of the Fund's assets, determined by the Advisor to be of equivalent credit quality, and (iii) corporate debt securities rated at the time of investment no lower than the fourth highest rating category by either S&P or Moody's. Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities are generally considered to be of the same or higher credit quality as privately issued securities rated "AAA".

         Securities rated in the four highest long-term rating categories by S&P and Moody's are considered to be "investment grade". S&P's fourth highest long-term rating category is "BBB", with BBB-- being the lowest investment grade rating. Moody's fourth highest long-term rating category is "Baa", with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns a "BBB" rating to securities "regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay," whereas securities rated AAA by S&P are regarded as having "capacity to pay interest and repay principal [that] is extremely strong." Publications of Moody's indicate that it assigns a "Baa" rating to securities that "are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well," whereas securities rated Aaa by Moody's "are judged to be of the best quality" and "carry the smallest degree of investment risk." The process of determining ratings for corporate debt securities, mortgage-related securities and asset-backed securities by S&P and Moody's includes consideration of the likelihood of the receipt by security-holders of all distributions, the nature of the underlying securities, the credit quality of any guarantor, the business sector of the issuer, business and financial risks of the issuer, management evaluation, capital structure, cash flows, regulatory considerations, other risks if any, the structural, legal and tax aspects associated with such securities and other relevant criteria. With respect to mortgage-related and asset-backed securities, such ratings do not represent an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor do they address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

         The yield characteristics of mortgage-related securities and asset-backed securities differ from traditional corporate debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund expects to invest a portion of its assets in derivative mortgage-related securities such as stripped mortgage backed securities, and may also invest in CMO residuals, both of which are highly sensitive to changes in prepayment and interest rates. The Advisor will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

         Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Although generally asset-backed securities are less likely to experience substantial prepayments than are mortgage-related securities, certain of the factors that affect the rate of prepayments on mortgage-related securities also affect the rate of prepayments on asset-backed securities. However, during any particular period, the predominant factors affecting prepayment rates on mortgage-related and asset-backed securities may be different. Mortgage-related and asset- backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

         The Fund's yield will also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

         For purposes of both the foregoing and Item 8.3: The following describes in greater detail certain of the types of securities in which the Fund intends to invest. It should be noted that new types of mortgage-related and asset-backed securities, zero coupon securities, derivative securities and hedging instruments are developed and marketed from time to time and that, consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that the Advisor believes may assist the Fund in achieving its investment objective.


                         CORPORATE DEBT SECURITIES

         Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), certificates of deposit (unsecured borrowings by banks), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, which may be adjustable or fixed rate with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. Adjustable rate corporate debt securities may have interest rate caps and floors as well as other features similar to those of mortgage-related securities, but such corporate debt securities are not subject to prepayment risk other than through contractual redemption provisions which generally impose a penalty on the issuer for prepayment. Fixed rate debt securities also may be subject to redemption provisions.

         The Fund expects to purchase corporate debt securities rated at the time of investment no lower than BBB- by S&P or Baa3 by Moody's that have final maturities approximately equal to the termination date of the Fund. The rating of a corporate debt security may change over time, as S&P and Moody's monitor and evaluate the ratings assigned to corporate debt securities on an ongoing basis. As a result, corporate debt securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time that they are owned by the Fund. If a security owned by the Fund is downgraded below either BBB- by S&P or Baa3 by Moody's, the Advisor will monitor such security and determine whether to sell it based on the factors it considers relevant such as remaining term of the Fund, size of the investment, whether a loss or gain will result, relative risk to the Fund, depth of the trading market or any other relevant factors. The Fund expects that no more than 5%, if any, of its assets will consist of securities whose ratings have been downgraded below BBB- by S&P or Baa3 by Moody's.


                MORTGAGE RELATED AND ASSET-BACKED SECURITIES

         The Fund may make significant investments in residential and commercial mortgage-related securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers. The Fund may also invest in asset-backed securities.

         The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of the Fund, the maturity of mortgage-related and other asset-backed securities held by the Fund will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund's principal investment to the extent of premium paid.

         The Fund may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland") (or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Bank. Freddie Macs are not guaranteed by the United States or by the Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Fund may invest in GNMAs, and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

         The Fund may acquire several types of mortgage-related securities. GNMAs are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

         The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The Fund does not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.


Private Mortgage Pass-Through Securities

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since Private Pass Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. See "Mortgage Related And Asset-Backed Securities--Types of Credit Support."


Stripped Mortgage-Backed Securities

         Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBS are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal- only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Trust's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security has received the highest rating from one or more nationally recognized statistical ratings organizations.

CMO Residuals

          CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         The cash flow generated by the Mortgage Assets underlying a series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the Mortgage Assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the Mortgage Assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying Mortgage Assets in the same manner as an IO class of SMBS. See "Mortgage-Related And Asset-Backed Securities--Stripped Mortgage- Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to SMBS, in certain circumstances, the Fund may fail to recoup fully its initial investment in a CMO Residual.

         CMO Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO Residual market has developed recently and CMO Residuals currently may not have the same degree of liquidity of other more established securities trading in other markets. Currently the Fund does not invest in CMO Residuals.

Types of Credit Support

         Mortgage-related and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior- subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometime funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.


                           ZERO COUPON SECURITIES

         The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

                            MUNICIPAL SECURITIES

         The Fund will only invest in the debt obligations of municipal issuers that are rated AAA by S&P, Aaa by Moody's or insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated AAA or Aaa at the time of investment or which are determined by the Advisor to have equivalent claims-paying abilities.

         Municipal securities include debt securities than Zero Coupon Securities issued by municipal issuers as well as advance refunded obligations of municipal issuers. An advance refunded security is one as to which the issuer has deposited funds with the trustee for such obligation; the trustee then applies the funds to purchase other securities which are intended to satisfy the obligations of its municipal issuer. The income from municipal securities is generally exempt from federal taxation which generally causes such securities to have lower yields than taxable securities of comparable quality and maturity. Municipal issuers may also issue zero coupon securities. See "Zero Coupon Securities".

         The Fund may invest in municipal securities and retain the net income thereon to the extent all non-taxable net income retained by the Fund in that year is less than 10% of its total net investment income for that year. Such retained income would not be taxable to the Fund; however, if distributed to stockholders, such income would be taxed in the same manner as other distributions. Any income from municipal securities which is not distributed will increase the net asset value of the Fund's shares. Tax exempt income attributable to municipal securities and retained by the Fund could constitute a portion of the liquidating distribution returned to investors at the end of the Fund's term. See "Dividends and Distributions".


                         OTHER INVESTMENT PRACTICES

U.S. Government Obligations

          The Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury Income Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury certificates ("CATs")). The Fund may purchase these certificates, as well as Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         Examples of the types of U.S. Government obligations which the Fund may hold include U.S. Treasury bills, Treasury notes and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         The Fund may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

Duration Management and Other Management Techniques

         The Fund may use a variety of other investment management techniques and instruments. The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Fund's portfolio resulting from trends in the bonds markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Fund to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Fund that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid assets or offsetting transactions, the Fund and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other tax consequences. See "Tax Matters."

         Interest Rate Transactions. The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction or the parties have entered into a collateral arrangement that in the opinion of BlackRock adequately limits the Fund's potential credit exposure on interest rate swap, cap or floor transactions to the other party.

         Futures Contracts and Options on Futures Contracts. The Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Fund is also permitted to enter into such transactions for non- hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Fund's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

         Calls on Securities, Indices and Futures Contracts. The Fund may sell or purchase call options ("calls") on bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and simultaneously obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold a security, or futures contract, which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Fund's obligations pursuant to such instruments.

         Puts on Securities, Indices and Futures Contracts. The Fund may purchase put options ("puts") that relate to bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Fund may also sell puts on bonds, indices or futures contracts on such securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a price higher than the current market price.

         The principal risks relating to the use of futures contracts and other Hedging Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisor; and
(d) the obligation to meet additional variation margin or other payment requirements.

Eurodollar Instruments and Non-U.S. Securities

         The Fund may make investments in Eurodollar instruments and may invest up to 10% of its assets in U.S. dollar or foreign currency denominated securities issued by non-U.S. issuers. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked.

         Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates (with respect to any foreign currency denominated securities), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since Eurodollar instruments are denominated or quoted in the U.S. dollar, changes in foreign currency exchange rates will not affect the value of such securities in the portfolio nor will such changes affect the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Securities denominated or quoted in currencies other than the U.S. dollar will have their value affected by changes in foreign currency exchange rates and such changes may affect unrealized appreciation or depreciation, although the Fund will attempt to hedge such risks. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

         There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets (other than Japan), while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the United States and settlement procedures are often not as regularized as in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

         Interest income from non-U.S. securities may be subject to withholding taxes imposed by the country in which the issuer is located and the Fund will not be able to pass through to its stockholders foreign tax credits or deductions with respect to these taxes.


Short Sales

         The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least l00% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Leverage and Borrowing

         The Fund is authorized to borrow money from banks or otherwise in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank or other borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share repurchases. The Fund will only borrow when the Advisor believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund may also borrow for emergency purposes, for the payment of dividends for share repurchases or for the clearance of transactions.

         Leverage also increases the duration (or price volatility of the net assets) of the Fund, which can improve the performance of the Fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Fund's use of leverage and the Fund may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

         The Fund employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. See "Reverse Repurchase Agreements and Dollar Roll Transactions" below.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may segregate liquid instruments having a value not less than the repurchase price (including accrued interest). The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Dollar Roll Transactions

         To take advantage of attractive opportunities in the bond market and to enhance current income, the Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Fund's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total managed assets.

         Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Restricted and Illiquid Securities

         The Fund expects to invest in securities the disposition of which is subject to legal or contractual restrictions or the markets for which are illiquid. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

         The Fund expects that approximately 10% of its assets will be invested in illiquid securities. In no event will the total of all such illiquid investments exceed 30% of the Fund's assets.

Repurchase Agreements

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

         The Fund may lend its portfolio securities to brokers, dealers and other financial institutions which meet the credit worthiness standards established by the Fund's board of directors ("Qualified Institutions"). By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor; and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors.

         The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.


When-Issued and Forward Commitment Securities

         The Fund may purchase bonds on a "when-issued" basis and may purchase or sell bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund entered into a transaction on a when-issued or forward commitment basis, it may segregate with its custodian cash or other liquid securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

                           INVESTMENT LIMITATIONS

         The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

                  (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

                  (2) invest 25% or more of the value of its total assets in any one industry;

                  (3) issue senior securities (including borrowing money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps are not treated as senior securities;

                  (4) make loans of money or property to any person, except through loans of portfolio securities the purchase of fixed income securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements;

                  (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

                  (6) invest for the purpose of exercising control over management of any company other than CMO issuers;

                  (7) purchase real estate or interests therein other than Mortgage-Backed Securities and similar instruments;

                  (8) purchase or sell commodities or commodity contracts except for hedging purposes; or

                  (9) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class.

8.3      Risk Factors.     Investment in the Fund involves risks.

         Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Fund's net assets, will decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's debt security holdings. The value of longer-term debt securities fluctuates more in response to changes in interest rates than does the value of shorter- term debt securities. The Fund's use of leverage, as described below, will tend to increase common share interest rate risk.

         Credit Risk. Credit risk is the risk that an issuer of a bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends.

         Prepayment Risk. If interest rates fall, the principal on bonds held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders. The Fund may invest in pools of mortgages issued or guaranteed by private issuers or U.S. government agencies and instrumentalities. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

         Extension Risk. The prices of bonds tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

         Leverage. The Fund is authorized to borrow funds and utilize leverage (including through reverse repurchase agreements and dollar rolls) in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). The use of leverage by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. In particular, if the Fund borrows on a short-term basis and invests the proceeds in long-term securities, an increase in interest rates may (i) reduce or eliminate the interest rate differential usually available between short-term and long-term rates and (ii) reduce the value of the Fund's long-term securities, thereby exposing the Fund to lower yields and risk of loss on disposition of its long-term securities. The Fund will only borrow or use leverage when the Advisor believes that such activities will benefit the Fund. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitation.

         As noted above, the Fund expects to engage in other investment management techniques such as reverse repurchase agreements and dollar rolls which provide leverage in much the same manner as borrowings. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund.

         Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Advisor's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

         Zero Coupon Securities. Zero Coupon Securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Fund achieve its primary objective.

         Illiquid Securities. The Fund may invest in securities that are illiquid, although, under current market conditions, the Fund expects to do so to only a limited extent. These securities involve special risks.

         Non-U.S. Securities. The Fund may invest up to 10% of its assets in non-U.S. dollar denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

         Anti-Takeover Provisions. Certain anti-takeover provisions will make a change in the Fund's business or management more difficult without the approval of the Fund's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

         Other Investment Management Techniques. The Fund may use various other investment management techniques that also involve special considerations including engaging in hedging transactions and short sales, selling listed and over-the-counter covered call options, making forward commitments, entering into repurchase agreements, investing in Eurodollar instruments, and lending its portfolio securities.

Item 9.           Management

         1.       General.
                  -------

         (a) Board of Directors. The Directors set broad policies for the Fund and choose its officers. The Advisor manages the day-to-day operations of the Fund and supplies officers to the Fund for this purpose. The Fund has eight (8) directors. Under the bylaws, which the Directors may amend, the Directors shall consist at all times of no less than two (2) Directors, unless the Fund has three (3) or more stockholders during which time the number of Directors shall never be less than three (3), and no more than nine (9) Directors. No more than 50% of the Directors are "interested persons" of the Fund, as defined in the 1940 Act so that the Fund may rely on certain exemptive rules issued by the SEC.

         (b) Investment Advisor. The Advisor, BlackRock Advisors Inc., is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Advisor utilizes the resources of its subsidiary, BlackRock Financial Management, Inc. 345 Park Avenue, New York, New York 10154, for a portion of its services to the Fund. The Advisor and BlackRock Financial Management, Inc. both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $220 billion of assets under management as of July 31, 2001.

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Fund has retained the Advisor to manage the investment of its assets, to provide such investment research, advice and supervision, in conformity with its investment objective and policies, as may be the necessary for the operations of the Fund. The Advisory Agreement was approved by the Directors on February 24, 2000 and by the Fund's sole shareholder on July 31, 2001.

As compensation for its services rendered to the Fund, the Advisor will receive a Management Fee directly from the BQT Trust.

         (c) Portfolio Management. The Fund's portfolio manager will be the Advisor.

         (d) Administration Agreement. Under the Administration Agreement with the Fund, Prudential Investments Fund Management LLC, administers the Fund's corporate affairs subject to the supervision of the Directors and furnishes the Fund with office facilities and ordinary clerical and bookkeeping services.

The Fund and BQT Trust will pay the Administrator a monthly fee based on their combined weekly net asset value computed at the per annum rate of
0.10 % until December 31, 2002 and 0.08 % thereafter until termination of the Fund.

         (e) Custodian. State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 serves as custodian for the Fund's portfolio securities and cash, and in such capacity, maintains certain financial and accounting books and records pursuant to agreements with the Fund. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions.

         (f) Expenses. The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and the expense of services rendered by any employee of the Advisor in such employee's capacity as a Director or officer of the Fund.

Item 10.          Capital Stock, Long-Term Debt, and Other Securities

         1. Capital Stock. The Fund is authorized to issue up to 200 million shares of capital stock of all classes, all of which have a par value of one cent ($.01) per share. The shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders of the Fund do not have cumulative voting rights on the election of Directors and are entitled to one vote per share on all other matters subject to shareholder approval. When issued against payment therefor, the shares will be fully paid and non- assessable. No person has any liability for liabilities of the Fund by reason of owning shares.

         2.  Long Term Debt.  None.
             --------------

         3.  General.  None.
             -------

         4. Taxes. The Fund and the Advisor intend to qualify the Fund as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code of 1986. In order to qualify as a RIC, the Fund must satisfy certain tests regarding the nature and distribution of its income and assets. If the Fund so qualifies, the Fund will not be subject to federal income tax on its net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that the Fund distributes such income and capital gains to shareholders. However, the Fund will be subject to federal and possibly state corporate income tax on any undistributed income other than tax exempt income from municipal zero coupon securities. Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To the extent that the Fund realizes net capital gains, the Fund intends to distribute such gains at least annually and designate them as capital gain dividends. See Item 22 for additional information regarding Taxes.

         5.  Outstanding Securities.
             ----------------------


                                                              Amount Held by          Amount Outstanding Exclusive
                                       Amount                Registrant or for           of Amount Shown Under
       Title of Class                Authorized                 its Account                 Previous Column
       --------------                ----------                ------------                ----------------
        Voting Shares            200 million shares                None                           None


         6.  Securities Ratings.
         ----------------------

                           None.

Item 11.          Defaults and Arrears on Senior Securities

         1.  None.

         2.  None.

Item 12.          Legal Proceedings

         None.

Item 13.          Table of Contents of Statement of Additional
                  Information

         Not Applicable.




                                   PART B

Item 14.          Cover Page

         Not Applicable.

Item 15.          Table of Contents

         Not Applicable.

Item 16.          General Information and History

         The Fund has no history. See Item 8 - General Description of the Registrant, for general information.

Item 17.          Investment Objectives and Policies

Additional detail on BQT Trust's investment objectives and policies is provided in its Registration Statement filed with the SEC on January 23, 1992.

Item 18.          Management

The following individuals are the officers and Directors of the Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.



                                                                                        Principal Occupation
                                                                                        During the Past Five
Name and Address                     Title                                          Years and Other Affiliations
----------------                     -----                                          ----------------------------
Andrew F. Brimmer                    Director                    President of Brimmer & Company, Inc., a Washington,
4400 MacArthur Blvd.,                                            D.C. based economic and financial consulting firm.
N.W.                                                             Director of CarrAmerica Realty Corporation and Borg-
Suite 302                                                        Warner Automotive. Formerly member of the Board of
Washington, DC 20007                                             Governors the Federal Reserve System.  Formerly
Age:  75                                                         Director of AirBorne Express, BankAmerica
                                                                 Corporation (Bank of America), BellSouth Corporation,
                                                                 College Retirement Equities Fund (Trustee),
                                                                 Commodity Exchange, Inc. (Public Governor),
                                                                 Connecticut Mutual Life Insurance Company, E.I.
                                                                 duPont de Nemours & Company, Equitable Life
                                                                 Assurance Society of the United States, Gannett
                                                                 Company, Mercedes-Benz of North America, MNC
                                                                 Financial Corporation (American Security Bank), NMC
                                                                 Capital Management, NavistariInternationaln
                                                                 Corporation, PHH Corp. and UAL Corporation (United
                                                                 Airlines).

Richard E. Cavanagh                  Director                    President and Chief Executive Officer of The
845 Third Avenue                                                 Conference Board, Inc., a leading global business
New York, NY 10022                                               membership organization, from 1995-present. Former
Age:  55                                                         Executive Dean of the John F. Kennedy School of
                                                                 Government at Harvard University from 1988-1995.
                                                                 Acting Director, Harvard Center for Government (1991-
                                                                 1993).  Formerly Partner (principal) of McKinsey &
                                                                 Company, Inc. (1980-1988).  Former Executive Director
                                                                 of Federal Cash Management, White House Office of
                                                                 Management and Budget (1977-1979).  Co-author, The
                                                                 Winning Performance (best selling management book
                                                                 published in 13 national editions).  Trustee Emeritus,
                                                                 Wesleyan University.  Trustee, Drucker Foundation,
                                                                 Airplanes Group, Aircraft Finance Trust (AFT), and
                                                                 Educational Testing Services (ETS).  Director, Arch
                                                                 Chemicals, Fremont Group and The Guardian Life
                                                                 Insurance Company of America.

Kent Dixon                           Director                    Consultant/Investor.  Former President and Chief
430 Sandy Hook Road                                              Executive Officer of Empire Federal Savings Bank of
St. Petersburg, FL 33706                                         America and Banc PLUS Savings Association, former
Age:  64                                                         Chairman of the Board, President and Chief Executive
                                                                 Officer of Northeast Savings. Former Director of ISFA
                                                                 (the owner of INVEST, a national securities brokerage
                                                                 service designed for banks and thrift institutions).

Frank J. Fabozzi                     Director                    Consultant.  Editor of The Journal of Portfolio
858 Tower View Circle                                            Management and Adjunct Professor of Finance at the
New Hope, PA 18938                                               School of Management at Yale University.  Director,
Age:  53                                                         Guardian Mutual Funds Group.  Author and editor of
                                                                 several books on fixed income portfolio management.
                                                                 Visiting Professor of Finance and Accounting at the
                                                                 Sloan School of Management, Massachusetts Institute
                                                                 of Technology from 1986 to August 1992.

Laurence D. Fink* **                 Director                    Director, Chairman and Chief Executive Officer of
Age:  48                                                         BlackRock, Inc. since its formation in 1998 and of
                                                                 BlackRock, Inc.'s predecessor entities since 1988.
                                                                 Formerly, Managing Director of The First Boston
                                                                 Corporation, Member of its Management Committee,
                                                                 Co-head of its Taxable Fixed Income Division and head
                                                                 of its Mortgage and Real Estate Products Group
                                                                 (December 1980-March 1988). Currently, Chairman of
                                                                 the Board of each of the closed-end trusts in which
                                                                 BlackRock Advisors, Inc. acts as investment advisor,
                                                                 President, Treasurer and a Trustee of the BlackRock
                                                                 Funds. Chairman of the Board and Director of
                                                                 Anthracite Capital, Inc., a Director of BlackRock's
                                                                 offshore funds and alternative products and Chairman
                                                                 of the Board of Nomura BlackRock Asset Management
                                                                 Co., Ltd. Currently, Vice Chairman of the Board of
                                                                 Trustees of Mount Sinai - New York University Medical
                                                                 Center and Health System and a Member of the Board of
                                                                 Phoenix House.

James Clayburn LaForce, Jr.          Director                    Dean Emeritus of The John E. Anderson Graduate
P.O. Box 1595                                                    School of Management, University of California since
Pauma Valley, CA 92061                                           July 1, 1993.  Director, Jacobs Engineering Group, Inc.,
Age: 72                                                          Payden & Rygel Investment Trust, Provident Investment
                                                                 Counsel Funds, Timken Company Motor Cargo
                                                                 Industries and Trust for Investment Managers.  Acting
                                                                 Dean of The School of Business, Hong Kong University
                                                                 of Science and Technology 1990-1993.  From 1978 to
                                                                 September 1993, Dean of The John E. Anderson
                                                                 Graduate School of Management, University of
                                                                 California.

Walter F. Mondale                    Director                    Partner, Dorsey & Whitney, a law firm (December
220 South Sixth Street                                           1996-present, September 1987-August 1993).  Formerly
Minneapolis, MN 55402                                            U.S. Ambassador to Japan (1993-1996).  Formerly Vice
Age:  73                                                         President of the United States, U.S. Senator and
                                                                 Attorney General of the State of Minnesota.  1984
                                                                 Democratic Nominee for President of the United States
                                                                 Director, Northwest Airlines Corporation, NWA, Inc.,
                                                                 Northwest Airlines, Inc., and United Health Group
                                                                 Corporation.

Ralph L. Schlosstein* **             Director and                Director since 1999 and President of BlackRock, Inc.,
Age: 50                              President                   since its formation in 1998 and of BlackRock, Inc.'s
                                                                 predecessor entities since 1988.  Member of the
                                                                 Management Committee and Investment Strategy,
                                                                 Group of BlackRock, Inc.  Formerly,  Managing
                                                                 Director of Lehman Brothers, Inc. and co-head of its
                                                                 Mortgage and Savings Institutional Group.  Currently,
                                                                 President of each of the closed-end funds in which
                                                                 BlackRock Advisors, Inc. acts as investment advisor
                                                                 and a Director and Officer of BlackRock's alternative
                                                                 products.  Currently, a member of the Visiting Board of
                                                                 Overseers of the John F. Kennedy School of
                                                                 Government at Harvard University, the Financial
                                                                 Institutions Center Board of the Wharton School of the
                                                                 University of Pennsylvania, and a Trustee of New
                                                                 Visions for Public Education in New York City.
                                                                 Formerly, a Director of the Pulte Corporation of Fannie
                                                                 Mae's Advisory Council.

Anne F. Ackerley                     Secretary                   Managing Director of BlackRock, Inc. since 2000.
Age: 39                                                          Formerly First Vice President and Chief Operating
                                                                 Officer, Mergers and Acquisitions Group at Merrill
                                                                 Lynch & Co. from 1997 to 2000; First Vice President
                                                                 and Chief Operating Officer, Public Finance Group of
                                                                 Merrill Lynch & Co. form 1995 to 1997; First Vice
                                                                 President, Emerging Markets Fixed Income Research at
                                                                 Merrill Lynch & Co. prior thereto.

Henry Gabbay                         Treasurer                   Managing Director of BlackRock, Inc. and its
Age:  54                                                         predecessor entities.

Robert S. Kapito                     Vice President              Vice Chairman of BlackRock, Inc. and its predecessor
Age:  44                                                         entities.

James Kong                           Assistant Treasurer         Managing Director of BlackRock, Inc. and its
Age: 41                                                          predecessor entities.

Richard M. Shea, Esq.                Vice President/Tax          Managing Director of BlackRock, Inc. since 2000; Chief
Age:  41                                                         Financial Officer of Anthracite Capital, Inc. since 1998.
                                                                 Formerly, Director of BlackRock, Inc. and its
                                                                 predecessor entities.

     *        Directors who are directors, officers or employees of the Advisor.
     **       Directors who may be deemed to be "interested persons" of the Fund.



Each Director (other than any Director who is a partner, director, officer or employee of the Advisor or any affiliate thereof or successor thereto) will receive no compensation for serving as Director of the Fund. Inasmuch as each Director is also a Director of the Fund and the other closed-end investment companies in the BlackRock fund complex (the "Fund Complex"), it is anticipated that the aggregate annual compensation to each Director for service to investment companies in the Fund Complex will be approximately $160,000, except that Dr. Brimmer, pursuant to his appointment by the boards of trustees/directors of the Fund Complex on August 24, 2000, receives an additional $40,000 from the Fund Complex for acting as the lead trustee/director for each board of trustees/directors in the Fund Complex. Of their anticipated aggregate annual compensation, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $12,000, $12,000, $77,500 and $31,000, respectively, pursuant to the Fund Complex's deferred compensation plan. Each Director is entitled to one vote on each matter requiring the Directors to take any action or consent to the taking of any action. In all cases in which a Director vote is required, only the vote of the Directors present (whether in person or by telephone) and eligible to vote with respect to such matter will be taken into consideration in determining whether consent has been given or withheld. On each matter on which Directors vote, each Director may give or withhold his or her vote as he or she deems appropriate in his or her sole discretion.

Messrs. Fink, Schlosstein, Kapito, Gabbay, Kong, Ackerley and Shea also serve in the same capacity as a director and/or officer, as the case may be, of each of the other closed end investment companies in the Fund Complex.

Item 19.          Control Persons and Principal Holders of Securities

         1. The BQT Trust, which has offices at 345 Park Avenue, New York, New York 10154, owns 100% of the voting shares of the Registrant. The BQT Trust was incorporated under the laws of the State of Maryland on January 22, 1992.

         2.       See Item 19.1.

         3.       None.

Item 20.          Investment Advisory and Other Services

         1-6.     See Item 9 - Management.

         7. Deloitte & Touche LLP, 200 Berkley St., Boston, MA, 02116-5022. They serve as independent auditors of the Fund and express an opinion on the financial statement based on the results of their audit.

         8.       None.


Item 21.          Brokerage Allocation and Other Practices

         The Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

         The Advisor is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Advisor's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Fund. However, it is not the policy of the Advisor absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

         The Advisor is able to fulfill its obligation to furnish a continuous investment program to the Fund without receiving research or other information from brokers; however, the Advisor considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor, and does not reduce the Advisor's normal research activities in rendering investment advice under the investment management agreement. It is possible that the Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

         One or more of the other investment companies or accounts which the Advisor manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's board of directors that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         It is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


Item 22.          Tax Status

The following discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP and, except as otherwise indicated, reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code") as of the date of this registration statement. In addition, the following discussion is a general summary of certain of the current federal income tax laws regarding the Fund and investors in the shares, and does not purport to deal with all of the federal income tax consequences or any of the state or other tax considerations applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Prospective investors should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of investments in the Fund, including the effects of any changes, including proposed changes, in the tax laws.

Taxation of the Fund. The Fund and the Advisor intend to qualify the Fund as a RIC under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year to the extent that the Fund distributes such income and capital gains to shareholders.

In order to qualify as a RIC, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, or certain other related income; (b) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the Fund's assets is represented by cash, United States government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer other than United States government securities or the securities of other RICs; and
(c) distribute to its shareholders at least 90% of its net investment income (including tax-exempt interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). If for any other reason the Fund does not qualify as a RIC, the Fund will be taxable as an ordinary corporation which would have a material adverse effect on the Fund.

So long as the Fund qualifies as a RIC, the Fund will not be subject to federal tax on the income so distributed. However, the Fund would be subject to federal and possibly state corporate income tax (currently at a maximum federal tax rate of 35%) on any undistributed income other than tax-exempt income from municipal securities. Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the imposition of such tax, the Fund must distribute, in each calendar year, an amount at least equal to the sum of (a) 98% of the ordinary income for such calendar year; (b) 98% of the net capital gains for the one-year period ending on October 31 of such calendar year (unless the Fund has a fiscal year ending in November or December and irrevocably elects to use that fiscal year as the one- year period); and (c) 100% of all ordinary income and net capital gains from prior years that were not previously distributed. For purposes of the excise tax, any income or capital gains retained by, and taxed in the hands of, the Fund are treated as having been distributed.

Liquidating distributions which in the aggregate exceed a shareholder's basis in shares will be treated as gain from the sale of shares. If a shareholder receives in the aggregate liquidating distributions which are less than such basis, such shareholder will recognize a loss to that extent.

Dividends and other distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made. Any dividends declared by the Fund in October, November or December and made payable to shareholders of record in such a month will be taxable to shareholders as of December 31, provided that the dividend is paid in the following January.

If a shareholder purchases shares at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically in whole or in part a return of the purchase price.

The Fund will, within 60 days after the close of its taxable year, send written notices to its sole shareholder regarding the tax status of all distributions made during the year.

In general, if a share of the Fund is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the share. Any gain or loss realized upon a sale of shares by a shareholder who is not a dealer in securities will generally be treated as capital gain or loss, and will be long-term capital gain or loss if the shares were held for more than one year. However, any loss recognized by a shareholder within six months of purchasing the shares will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder and the shareholder's share of undistributed long-term capital gains. In addition, any loss realized on a sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


Item 23.          Financial Statements

         Not Applicable.




                                   PART C

Item 24.
         Financial Statements and Exhibits

         (1)       Not Applicable.
         (2)      (a)  Articles of Incorporation.

                  (b)  By-Laws.

                  (c)  None.

                  (d)  Form of Stock Certificate.

                  (e)  None.

                  (f)  None.

                  (g)  Form of Investment Advisory Agreement.

                  (h)  Form of Placement Agent Agreement.

                  (i)  None.

                  (j)  Form of Custodian Agreement.

                  (k)  Form of Administration Agreement.

                  (l)  Not Applicable.

                  (m)  None.

                  (n)  Not Applicable.

                  (o)  Not Applicable.

                  (p)  None.

                  (q)  None.

                  (r)  None.


Item 25.          Marketing Arrangements

         None.

Item 26.          Other Expenses of Issuance and Distribution

         Not Applicable.

Item 27.          Persons Controlled by or Under Common Control with Registrant

         The Fund does not control any person.

Item 28.          Number of Holders of Securities of the Fund

                  Title of Class                       Number of Record Holders
                  --------------                       ------------------------
                  Voting Shares                                  1


Item 29.          Indemnification

Under the Fund's By-laws, the Fund agrees to indemnify the Directors or officers of the Fund (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of those Directors or officers who are directors, officers or employees of the Advisor ("Affiliated Indemnitees")), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Directors.

Further, pursuant to the Advisory Agreement, the Fund agrees to indemnify the Advisor and each of the Advisor's partners, officers, employees, agents, associates and controlling persons and the partners, officers, employees and agents thereof (including any individual who serves at the Advisor's request as director, officer, partner, trustee or the like of another corporation)(each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above with respect to the services provided hereunder or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Directors.

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to the Directors and officers, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the Directors or officers in connection with the shares, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 30.          Business and other Connections of Investment Advisor

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisor, reference is made to the Advisor's current Form ADV filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 31.          Location of Accounts and Records

The accounts and records of the Fund are maintained in part at the office of the Advisor at 100 Bellevue Parkway, Wilmington, Delaware 19809, or its subsidiary, BlackRock Financial Management Inc., at 345 Park Avenue, New York, New York 10154, in part at the offices of the Custodian and in part at the offices of the Administrator, State Street Bank & Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts, 02110 and Prudential Investments Fund Management LLC respectively.


Item 32.          Management Services

Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.


Item 33.          Undertakings

         Not Applicable.




                                 SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 31st day of October, 2001.

                                                  BQT Subsidiary Inc.

                                                  (Registrant)


                                                  By:   /s/ Ralph Schlosstein
                                                        -----------------------
                                                       Name: Ralph Schlosstein
                                                       Title: President




                                  SCHEDULE OF EXHIBITS TO FORM N-2

 Exhibit                                                                 Page
 Number                                      Exhibit                     Number
 -------                                     -------                     ------
Exhibit A         Articles of Incorporation..............................
Exhibit B         By-Laws................................................
Exhibit C         None...................................................
Exhibit D         Form of Stock Certificate..............................
Exhibit E         None...................................................
Exhibit F         None...................................................
Exhibit G         Investment Advisory Agreement..........................
Exhibit H         Form of Placement Agent Agreement......................
Exhibit I         None...................................................
Exhibit J         Form of Custodian Agreement............................
Exhibit K         Form of Administration Agreement.......................
Exhibit L         Not Applicable.........................................
Exhibit M         None...................................................
Exhibit N         Not Applicable.........................................
Exhibit O         Not Applicable.........................................
Exhibit P         None...................................................
Exhibit Q         None...................................................
Exhibit R         None...................................................